Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Gadsden Dynamic Multi-Asset ETF
(a series of EA Series Trust)
Ticker Symbol: GDMA

Listed on Cboe BZX Exchange, Inc.

Supplement dated July 17, 2023 to the
Prospectus and Statement of Additional Information both dated April 10, 2023

The information below replaces the information on the Fund’s independent registered public accounting firm contained in the section Other Service Providers, found on page 25 of the Prospectus.

Tait, Weller & Baker, LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

The information below replaces the information on the Fund’s independent registered public accounting firm contained in the section Accounting and Legal Service Providers, found on page 27 of the Statement of Additional Information.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

The information below replaces the information on the Fund’s Trustees and Officers contained in the section Management of the Fund, found on pages 14-15 of the Statement of Additional Information.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).

The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present).	36	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present).	36	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present).	36	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and Chairman	Since 2014	Founder and Executive Managing Member, EA Advisers (2013 – present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010 – present).	36	None

Officers

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Patrick R. Cleary Born: 1982	President and Chief Executive Officer; Secretary	Since 2023; Since 2015	Chief Operating Officer (2014 – 2022) and Managing Member (2014 – present), Alpha Architect, LLC; Chief Executive Officer of EA Advisers (2021 – present).
Sean Hegarty Born: 1993	Treasurer and Chief Financial Officer; Assistant Treasurer	Since 2023; 2022-2023	Chief Operating Officer, EA Advisers (2022 – present); Assistant Vice President – Fund Administration, U.S. Bank Global Fund Services (2018 – 2022); Staff Accountant, Cohen & Company (2015 – 2018).
Jessica Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer Alpha Architect (2021 – present); Chief Compliance Officer, Snow Capital (2015 – 2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Data Officer, EA Advisers (2023 – present); Assistant Operating Officer, EA Advisers (2022 – 2023); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019 – 2022).
The information below replaces the table on the affiliated persons of the Fund that are also affiliated persons of the Adviser contained in the section Investment Management and Other Services, found on page 20 of the Statement of Additional Information.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH ADVISER
Wesley R. Gray, PhD	Trustee	Executive Managing Member
Patrick R. Cleary	President, Chief Executive Officer, Secretary	Chief Executive Officer
Sean Hegarty	Treasurer, Chief Financial Officer	Chief Operating Officer
Jessica Leighty	Chief Compliance Officer	Chief Compliance Officer
Wm. Joshua Russell	Portfolio Manager	Portfolio Manager
Richard Shaner	Portfolio Manager	Portfolio Manager
Brian P. Massaro	Assistant Treasurer	Chief Data Officer

If you have any questions regarding the Fund, please call (215) 882-9983.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.